EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of VizConnect, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Cooleen, President of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Quarterly Report on Form 10-Q for the period ended September 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2014, fairly presents, in all material respects, the financial condition and results of operations of VizConnect, Inc.

Date: November 14, 2014	By:	/s/ Paul Cooleen
Paul Cooleen
President (Principal Executive Officer and Principal Financial and Accounting Officer)